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                                                                   EXHIBIT 10.83

                             SETTLEMENT AGREEMENT
                             --------------------
                         AND MUTUAL RELEASE OF CLAIMS
                         ----------------------------

          This Settlement Agreement and Mutual Release of Claims (the "Agreement") is entered into and effective as of this 30th day of November, 1999, by and between Infinity Investors Limited ("Infinity"), Polyphase Corporation ("Polyphase"), James Rudis ("Rudis"), William E. Shatley ("Shatley"), Michael F. Buck ("Buck") and George R. Shrader ("Shrader").

          WHEREAS, certain disputes have arisen between the parties, as more particularly described in the lawsuits styled, Infinity Investors Limited v.
                                               -----------------------------
Polyphase Corporation, Cause No. 3 :99CV-0394-T, pending in the United States
---------------------
District Court for the Northern District of Texas, Dallas Division (hereinafter referred to as the "Breach of Contract Action"), and Infinity Investors Limited
v. James Rudis, William E. Shatley, Michael F. Buck, and George R. Shrader, Defendants and Polyphase Corporation, Nominal Defendant, Cause No. 3:99CV-03 93-H, pending in the United States District Court for the Northern District of Texas, Dallas Division (hereinafter referred to as the "Derivative Action"); and

          WHEREAS, in order to avoid the risks, uncertainty and costs of litigation and to buy peace, the parties desire to compromise and settle all claims and causes of action which they have or may have alleged or raised in connection with the Breach of Contract Action and/or the Derivative Action.

          NOW, THEREFORE, in consideration of the above stated premises, the mutual promises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

          1.   Settlement Terms and Conditions. In full payment, settlement and
               -------------------------------
satisfaction of all claims or causes of action alleged between the parties, Infinity shall sell to Polyphase all Preferred Stock which Infinity presently owns in Polyphase, in exchange for Polyphase's consideration of four hundred fifty thousand dollars ($450,000), which Polyphase shall wire to Infinity. By way of further consideration, the parties hereby incorporate by reference each of the additional settlement terms set forth in that certain November 30, 1999 letter agreement, attached hereto as Exhibit 1 ("Letter Agreement"). The parties further agree that, upon complete satisfaction by Polyphase of each and every term of the Letter Agreement, the parties, within ten (10) business days thereafter, shall cause to be filed in the Breach of Contract Action and in the Derivative Action, sufficient pleadings and/or other documents which will effectively cause the dismissal with prejudice of said Actions. Further, the parties agree to release each of the claims against the other, as set forth below.

     2. Releases.
        --------

          (a) Rudis, and each of his heirs, assigns, employees, agents, attorneys, administrators, beneficiaries, executors and all other persons claiming through Rudis,


SETTLEMENT AGREEMENT AND MUTUAL RELEASE OF CLAIMS - Page 1
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hereby release, acquit and forever discharge Infinity and its assigns, successors, officers, directors, employees, agents, attorneys, administrators, beneficiaries, trustees, and all corporations, partnerships or other entities owned or controlled by Infinity, from all claims, counterclaims, demands, causes of action, obligations, express and implied warranties, suits, debts, damages, punitive and exemplary damages, common law and statutory penalties, liens, attorneys' fees, judgments, interest and expenses of any type whatsoever, whether known or unknown, in any manner that have been asserted or could have been asserted arising out of, related to, connected with, or the subject of the Breach of Contract Action, the Derivative Action or the acquisition, ownership, conversion and/or sale of Polyphase stock by Infinity (the "Stock Ownership Claim").

          (b) Shatley, and each of his heirs, assigns, employees, agents, attorneys, administrators, beneficiaries, executors and all other persons claiming through Shatley, hereby release, acquit and forever discharge Infinity and its assigns, successors, officers, directors, employees, agents, attorneys, administrators, beneficiaries, trustees, and all corporations, partnerships or other entities owned or controlled by Infinity, from all claims, counterclaims, demands, causes of action, obligations, express and implied warranties, suits, debts, damages, punitive and exemplary damages, common law and statutory penalties, liens, attorneys' fees, judgments, interest and expenses of any type whatsoever, whether known or unknown, in any manner that have been asserted or could have been asserted arising out of, related to, connected with, or the subject of the Breach of Contract Action, the Derivative Action or the Stock Ownership Claim.

          (c) Buck, and each of his heirs, assigns, employees, agents, attorneys, administrators, beneficiaries, executors and all other persons claiming through Buck, hereby release, acquit and forever discharge Infinity and its assigns, successors, officers, directors, employees, agents, attorneys, administrators, beneficiaries, trustees, and all corporations, partnerships or other entities owned or controlled by Infinity, from all claims, counterclaims, demands, causes of action, obligations, express and implied warranties, suits, debts, damages, punitive and exemplary damages, common law and statutory penalties, liens, attorneys' fees, judgments, interest and expenses of any type whatsoever, whether known or unknown, in any manner that have been asserted or could have been asserted arising out of, related to, connected with, or the subject of the Breach of Contract Action, the Derivative Action or the Stock Ownership Claim.

          (d) Schrader, and each of his heirs, assigns, employees, agents, attorneys, administrators, beneficiaries, executors and all other persons claiming through Schrader, hereby release, acquit and forever discharge Infinity and its assigns, successors, officers, directors, employees, agents, attorneys, administrators, beneficiaries, trustees, and all corporations, partnerships or other entities owned or controlled by Infinity, from all claims, counterclaims, demands, causes of action, obligations, express and implied warranties, suits, debts, damages, punitive and exemplary damages, common law and statutory penalties, liens, attorneys' fees, judgments, interest and expenses of any type whatsoever, whether known or unknown, in any manner that have been asserted or could



SETTLEMENT AGREEMENT AND MUTUAL RELEASE OF CLAIMS - Page 2
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have been asserted arising out of related to, connected with, or the subject of the Breach of Contract Action, the Derivative Action or the Stock Ownership
Claim.

          (e) Polyphase, and each of its assigns, successors, directors, officers, employees, agents, attorneys, administrators, beneficiaries, trustees, and all corporations, partnerships or other entities owned or controlled by Polyphase, and all other persons claiming through Polyphase, hereby release, acquit and forever discharge Infinity and its assigns, successors, directors, officers, employees, agents, attorneys, administrators, beneficiaries, trustees, and all corporations, partnerships or other entities owned or controlled by Infinity, from all claims, counterclaims, demands, causes of action, obligations, express and implied warranties, suits, debts, damages, punitive and exemplary damages, common law and statutory penalties, liens, attorneys' fees, judgments, interest and expenses of any type whatsoever, whether known or unknown, in any manner that have been asserted or could have been asserted arising out of related to, connected with, or the subject of the Breach of Contract Action, the Derivative Action or the Stock Ownership Claim.

          (f) Infinity, and each of its assigns, successors, directors, officers, employees, agents, attorneys, administrators, beneficiaries, trustees, and all corporations, partnerships or other entities owned or controlled by Infinity, and all other persons claiming through Infinity, hereby release, acquit and forever discharge Polyphase and its assigns, successors, directors, officers, employees, agents, attorneys, administrators, beneficiaries, trustees, and all corporations, partnerships or other entities owned or controlled by Polyphase, from all claims, counterclaims, demands, causes of action, obligations, express and implied warranties, suits, debts, damages, punitive and exemplary damages, common law and statutory penalties, liens, attorneys' fees, judgments, interest and expenses of any type whatsoever, whether known or unknown, in any manner that have been asserted or could have been asserted arising out of, related to, connected with, or the subject of the Breach of Contract Action or the Derivative Action.

          (g) Infinity, and each of its assigns, successors, directors, officers, employees, agents, attorneys, administrators, beneficiaries, trustees, and all corporations, partnerships or other entities owned or controlled by Infinity, and all other persons claiming through Infinity, hereby release, acquit and forever discharge Rudis, and each of his heirs, assigns, employees, agents, attorneys, administrators, beneficiaries, executors and all other persons claiming through Rudis, from all claims, counterclaims, demands, causes of action, obligations, express and implied warranties, suits, debts, damages, punitive and exemplary damages, common law and statutory penalties, liens, attorneys' fees, judgments, interest and expenses of any type whatsoever, whether known or unknown, in any manner that have been asserted or could have been asserted arising out of related to, connected with, or the subject of the Breach of Contract Action or the Derivative Action.

          (h) Infinity, and each of its assigns, successors, directors, officers, employees, agents, attorneys, administrators, beneficiaries, trustees, and all corporations, partnerships



SETTLEMENT AGREEMENT AND MUTUAL RELEASE OF CLAIMS - Page 3
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     or other entities owned or controlled by Infinity, and all other persons claiming through Infinity, hereby release, acquit and forever discharge Shatley, and each of his heirs, assigns, employees, agents, attorneys, administrators, beneficiaries, executors and all other persons claiming through Shatley, from all claims, counterclaims, demands, causes of action, obligations, express and implied warranties, suits, debts, damages, punitive and exemplary damages, common law and statutory penalties, liens, attorneys' fees, judgments, interest and expenses of any type whatsoever, whether known or unknown, in any manner that have been asserted or could have been asserted arising out of; related to, connected with, or the subject of the Breach of Contract Action or the Derivative Action.

     (i) Infinity, and each of its assigns, successors, directors, officers, employees, agents, attorneys, administrators, beneficiaries, trustees, and all corporations, partnerships or other entities owned or controlled by Infinity, and all other persons claiming through Infinity, hereby release, acquit and forever discharge Buck, and each of his heirs, assigns, employees, agents, attorneys, administrators, beneficiaries, executors and all other persons claiming through Buck, from all claims, counterclaims, demands, causes of action, obligations, express and implied warranties, suits, debts, damages, punitive and exemplary damages, common law and statutory penalties, liens, attorneys' fees, judgments, interest and expenses of any type whatsoever, whether known or unknown, in any manner that have been asserted or could have been asserted arising out of; related to, connected with, or the subject of the Breach of Contract Action or the Derivative Action.

     (j) Infinity, and each of its assigns, successors, directors, officers, employees, agents, attorneys, administrators, beneficiaries, trustees, and all corporations, partnerships or other entities owned or controlled by Infinity, and all other persons claiming through Infinity, hereby release, acquit and forever discharge Schrader, and each of his heirs, assigns, employees, agents, attorneys, administrators, beneficiaries, executors and all other persons claiming through Schrader, from all claims, counterclaims, demands, causes of action, obligations, express and implied warranties, suits, debts, damages, punitive and exemplary damages, common law and statutory penalties, liens, attorneys' fees, judgments, interest and expenses of any type whatsoever, whether known or unknown, in any manner that have been asserted or could have been asserted arising out of; related to, connected with, or the subject of the Breach of Contract Action or the Derivative Action.

     3.   Intention of Parties. It is expressly understood and agreed that the
          --------------------
terms hereof are contractual in nature and not merely recitals, and that the agreements and releases contained herein are made and given in order to compromise and settle doubtful and disputed claims, to avoid the cost, risk and uncertainty of litigation and to buy peace. It is further understood and agreed that no term, provision or agreement contained herein shall be construed or interpreted as an admission of liability by or on behalf of any party hereto, all such liability being expressly denied.



SETTLEMENT AGREEMENT AND MUTUAL RELEASE OF CLAIMS - Page 4
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     4.   Full Settlement and Release. It is expressly understood and agreed
          ---------------------------
that this Agreement represents a full and complete compromise and settlement of all claims, causes of action and defenses of the parties which are raised, or which could have been raised in the Breach of Contract Action and/or in the Derivative Action. It is the intent of the parties to this Agreement to give the broadest releases and discharges possible under the law and the provisions hereof should be interpreted so as to give effect to such intent of the releases as set forth in paragraph 2 herein.

     5.   Confidentiality of Settlement. Each of the parties stipulates and
          -----------------------------
agrees that the terms of this Agreement shall remain confidential and shall not be disclosed to any third party3 except for the parties' attorneys, accountants, pursuant to a court order or subpoena issued by a court of competent jurisdiction, as required by the IRS in connection with the terms of this or as otherwise required by the IRS, or as required by the Securities Exchange Commission ("SEC") for any required disclosures in connection with this settlement (or as Polyphase shall deem necessary in its discretion in its capacity as a public company). The breach or threatened breach of this confidentiality and non-disclosure agreement by either party shall entitle the other party to seek injunctive relief to enjoin such conduct.

     6.   Binding Effect. This Agreement and the releases granted herein shall
          --------------
inure to the benefit of and be binding against the parties hereto and their respective heirs, successors and assigns.

     7.   Governing Law. This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of Texas and shall be performed in Dallas County, Texas, which shall be the county of exclusive venue.

     8.   Voluntary Agreement. Each of the parties hereto acknowledges that this
          -------------------
Agreement has been executed freely and voluntarily, without economic compulsion, and with full knowledge of its legal significance and consequences. Each of the parties hereto expressly acknowledges that he/it has consulted with his/its own legal counsel concerning the terms of this Agreement and has not relied on any representation or other statements of counsel for the opposing party.

     9.   Ownership of Claims. Each of the parties hereto represents and
          -------------------
warrants that it is the sole owner and holder of the various claims and causes of action released herein and that it has not sold, assigned, conveyed, or in any way transferred any of its rights in and to any of the claims and causes of action to any third party.

     10.  Severability. This Agreement is intended to be severable. If any term,
          ------------
covenant, condition, or provision hereof is illegal, invalid or unenforceable for any reason whatsoever, such illegality, invalidity or unenforceability shall not affect the legality, validity or enforceability of the remaining parts of this Agreement.



SETTLEMENT AGREEMENT AND MUTUAL RELEASE OF CLAIMS - Page 5
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     11.  Counterparts. This Agreement may be executed by facsimile
          ------------
and in counterparts or with detachable signature pages and shall constitute one agreement binding upon all parties hereto as if all parties signed the same document.

     12.  Headings. The headings used in this Agreement are intended solely for
          --------
the convenience of reference, and should not in any manner amplify, limit, modify or otherwise be used in the interpretation of any of the provisions of this Agreement.

     13.  Authority. Each of the persons executing this Agreement as an agent or
          ---------
in a representative capacity warrants that he or she is duly authorized to do so.

     14.  Entire Agreement. This Agreement constitutes the entire understanding
          ---------------
and agreement of the parties and supersedes and replaces all prior oral and written agreements with respect to the subject matter hereof, save such agreements as are incorporated herein by reference. There are no oral agreements between the parties hereto.



                            [Signature page follows]



SETTLEMENT AGREEMENT AND MUTUAL RELEASE OF CLAIMS - Page 6
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         EXECUTED as of the date first above written.



Dated:_____________________________     ___________________________________
                                        JAMES RUDIS


Dated:_____________________________     ____________________________________
                                        WILLIAM E. SHATLEY


Dated:_____________________________     ____________________________________
                                        MICHAEL F. BUCK


Dated:_____________________________     ____________________________________
                                        GEORGE R. SCHRADER



                                        POLYPHASE CORPORATION


Dated:_____________________________     By:_________________________________
                                        Its:_________________________________


                                        INFINITY INVESTORS LIMITED


Dated:_____________________________     By:_________________________________
                                        Its:_________________________________




SETTLEMENT AGREEMENT AND MUTUAL RELEASE OF CLAIMS - Page 7
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                                   EXHIBIT A











SETTLEMENT AGREEMENT AND MUTUAL RELEASE OF CLAIMS - Page 8

                          INFINITY INVESTORS LIMITED
                              38 Hartford Street
                            London, England W1Y 7TG

                               November 30, 1999



Polyphase Corporation
4800 Broadway, Suite A
Dallas, Texas 75248

     Re: Series A-3 Preferred Stock of Polyphase Corporation (the "Preferred Stock")

Gentlemen:

     Reference is hereby made to that certain Convertible Preferred Stock Purchase Agreement dated as of November 10, 1995, by and between Polyphase Corporation ("Polyphase") and Infinity Investors Limited ("Infinity") (the "Purchase Agreement"), together with that certain Certificate of Designation of Preferences of Series A-3 Preferred Stock (the "Preferred Stock") of Polyphase Corporation executed November 8, 1995 by Polyphase and filed with the Secretary of State of Nevada (the "Certificate of Designation"). The Purchase Agreement and Certificate of Designation were amended by that certain letter agreement dated November 11, 1998 (the "Amended Agreement").

     Polyphase and Infinity desire herein to set forth certain supplemental agreements concerning the Purchase Agreement, as amended by the Amended Agreement, as follows:

     1. The parties hereby agree to settle all claims against each other with regards to the Preferred Stock upon the terms stated herein.

     2. Infinity covenants and agrees to sell to Polyphase all Preferred Stock which Infinity presently owns, which has not previously been converted.

     3. Polyphase covenants and agrees to pay to Infinity, by wire transfer, the sum of four hundred fifty thousand dollars ($450,000) as consideration for the sale of the Preferred Stock to Polyphase (which purchase price includes all accrued and unpaid dividends thereon). Attached are wire transfer instructions for Infinity.

     4. Polyphase acknowledges that Infinity has previously delivered the Stock Certificate representing the Preferred Stock to Polyphase.

     5. Each party covenants and agrees to execute mutual releases of all claims substantially in the form attached hereto (the "Release") and to deliver the Release to Al Greco (the "Escrow Agent").



SETTLEMENT AGREEMENT AND MUTUAL RELEASE OF CLAIMS - Page 9
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November 30, 1999
Page 2



     6. Each party acknowledges and understands that the Escrow Agent shall not release the Release until Infinity has acknowledged receipt of the four hundred fifty thousand dollars ($450,000) from Polyphase.

     7. If Infinity has not received the $450,000 on or before December 6, 1999, the settlement described in this letter agreement shall be of no further force and effect, and the mutual releases described in the Release shall be null and void. Upon the occurrence of such event, the Escrow Agent shall destroy this Letter Agreement and the Release and all copies thereof.



                            [Signature Page Follows]




SETTLEMENT AGREEMENT AND MUTUAL RELEASE OF CLAIMS - Page 10
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November 30, 1999
Page 3




     If the foregoing accurately reflecting our agreement, please so indicate by countersigning this letter in the space provided below. This letter may be executed in one or more counterparts and by facsimile signature.


                                     Yours very truly,

                                     INFINITY INVESTORS LIMITED


                                     By:______________________________________
                                     Title:___________________________________


ACKNOWLEDGED AND AGREED:

POLYPHASE CORPORATION


By:_____________________________________
Title:__________________________________



----------------------------------------
         Al Greco
         (as Escrow Agent)



SETTLEMENT AGREEMENT AND MUTUAL RELEASE OF CLAIMS - Page 11